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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2001


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2001, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2001-3)
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)
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              Delaware                               333-41712                              33-0917586
------------------------------------        ----------------------------        ------------------------------
  (State or Other Jurisdiction                       (Commission                          (I.R.S. Employer
          of Incorporation)                          File Number)                     Identification Number)

       1100 Town & Country Road
                Suite 1600
         Orange, California                                                                 92868
----------------------------------------------                                  --------------------------
(Address of Principal Executive Offices)                                                  (Zip Code)

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Registrant's telephone number, including area code:  (714) 541-5378
                                                      -------------

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On September 24, 2001, a single series of certificates, entitled Long Beach Mortgage Loan Trust, Asset-Backed Certificates, Series 2001-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2001 (the "Agreement"), attached hereto as
Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer and seller ("Long Beach"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class A-1 Certificates and the Class S-1 Certificates (the "Fannie Mae Certificates"), and Bankers Trust Company of California, N.A. as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class S-1 Certificates", "Class S-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of first lien and second lien, fully amortized adjustable-rate and fixed-rate residential mortgage loans (the "Mortgage Pool") having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,101,106,146 as of September 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 19, 2001, (the "Purchase Agreement") between Long Beach and the Depositor. On September 24, 2001 Fannie Mae exchanged Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2001-T9 (the "Guaranteed Certificates") with Depositor for the Fannie Mae Certificates pursuant to the Commitment Letter dated September 18, 2001 among Fannie Mae, Depositor and Greenwich Capital Markets, Inc. ("Greenwich"). The Depositor, Long Beach and Greenwich, as representative of itself, Banc of America Securities LLC, Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation, Deutsche Bank Alex. Brown Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., has entered into an Underwriting Agreement dated September 19, 2001 for the purchase of the Class A-2 Certificates, Class S-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and the Guaranteed Certificates.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


        =======================================================================
                              Initial Certificate
                             Principal Balance or
               Class           Notional Amount          Pass-Through Rate
        -----------------------------------------------------------------------

                A-1            $563,758,000                 Variable
        -----------------------------------------------------------------------

                A-2            $262,071,000                 Variable
        -----------------------------------------------------------------------

                S-1            $68,334,000                  Variable
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                              Initial Certificate
                             Principal Balance or
               Class           Notional Amount          Pass-Through Rate
        -----------------------------------------------------------------------

                S-2            $31,766,000                  Variable
        -----------------------------------------------------------------------

                M-1            $65,065,000                  Variable
        -----------------------------------------------------------------------

                M-2            $57,558,000                  Variable
        -----------------------------------------------------------------------

                M-3            $37,538,000                  Variable
        -----------------------------------------------------------------------

                 C             $15,015,946                  Variable
        -----------------------------------------------------------------------

                 P                $ 200                        N/A
        -----------------------------------------------------------------------

                 R                 100%                        N/A
        =======================================================================

                  The Class A-2 Certificates, the Class S-2 Certificates, the Class M Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2000, and the Prospectus Supplement, dated September 24, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class A-1 Certificates, the Class S-1 Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement. The Guaranteed Certificates, the Class A-1 Certificates, the Class S-1 Certificates and the Mortgage Loans are more particularly described in the Prospectus prepared by Fannie Mae dated September 19, 2001.

Item 7.           Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

             Exhibit No.                          Description
             ----------                           -----------
                 4.1 Pooling and Servicing Agreement, dated as of September 1, 2001, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer, the Federal National Mortgage Association as Guarantor with respect to the Class A-1 Certificates and the Class S-1 Certificates and Bankers Trust Company of California, N.A. as Trustee, relating to the Series 2001-3 Certificates.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 8, 2001

                                                     LONG BEACH SECURITIES CORP.


                            By: /s/ Jeffery A Sorensen
                               -------------------------------------------------
                            Name:  Jeffery A Sorensen
                            Title: Vice President


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                                Index to Exhibits
                                -----------------

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                                                                                    Sequentially
       Exhibit No.                      Description                                Numbered Page
       -----------                      -----------                                --------------
          4.1          Pooling and Servicing Agreement, dated as of                      7
                       September 1, 2001, by and among Long Beach Securities
                       Corp. as Depositor, Long Beach Mortgage Company as
                       Master Servicer, the Federal National Mortgage
                       Association as Guarantor with respect to the Class A-1
                       Certificates and the Class S-1 Certificates and Bankers
                       Trust Company of California, N.A. as Trustee, relating
                       to the Series 2001-3 Certificates.

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